SUPPLEMENT DATED DECEMBER 10, 2007
TO

PROSPECTUSES DATED MAY 1, 2007
FOR FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE
 AND FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

On or about March 10, 2008, the above-captioned prospectuses are amended to add new investment options.

The following new investment options will be added to the above-captioned prospectuses on or about March 10, 2008.As a result,the list of the available investment options appearing on the cover page of each prospectus is supplemented by the addition of the following investment options and corresponding investment management disclosures:

Mid-Cap Equity Funds	Short-Term Bond Funds
SCSM Goldman Sachs Mid Cap Value Fund	SCSM Goldman Sachs Short Duration Fund

Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.